Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements." When used in this presentation the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, our guidance for the first quarter of 2010, and our estimates of the effects of an economic rebound, and 2010 depreciation and amortization and investment per room are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Greater Profitability and Free Cash Flow Delivered Remarkable Bottom Line Improvements Operating Income: Posted Positive $22 Million (vs. Negative $5M in '08) Net Loss to Common: Cut Loss to $13 Million (vs. Negative $48M in '08) Drove Free Cash Flow: Up 155% to $65 Million FCF Per Share: $2.89 (outstanding) $1.72 (as converted) Reduced Long-Term Debt by 20% Leverage Ratio Improved by 50 bpts; Now at 3.68x (Net of Cash) Positioned Company for Economic Recovery Business Model Changes: Reducing Investment per Room by 15% to 25% Operations: Completed On Command Integration Lowering Costs by 20% HD Systems: Performing Well; Significant Leverage with Recovery 2009 Financial Highlights

39% of Revenue from Growth Initiatives (CHART) * "Other" includes System Sales and Related Services, THN & Healthcare +8.3% (18.9%) +20.2% ($ in millions) $484.5 $533.9 Growth Initiatives Generate $189 Million Diversification Initiatives Buffer Recession Guest Entertainment Hotel Services Other Total Revenue Down 9.3%

Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, THN & Healthcare Increasing Impact of Diversification Based on Revenue FY 2006 Revenue: $288.2M (CHART) (CHART) FY 2009 Revenue: $484.5M

Full Year Revenue Per Room Comparison Despite Economy, Growth Initiatives had Positive Results for 2009 Guest Entertainment: Rate of Decline Moderated Through 2009 Impacted by Lower Occupancy, Consumer Sentiment and Business Travel Hotel Services and System Sales Experienced Significant Growth

Guest Entertainment: Rate of Decline Continues to Moderate Impacted by Lower Occupancy, Consumer Sentiment and Business Travel Revenue from HD Systems Up 5% System Sales Impacted by Constrained Hotel Capital Budgets THN Seeing Improvements in Interactive and Advertising Markets Healthcare Continues to Expand Base of Hospitals Served Q4 Revenue Per Room Comparison

Full Year Gross Margin Comparison Total Margin - Change Reflects Shift in Revenue Composition All Growth Initiatives Generated Improved Margins Guest Entertainment: - Impacted by Lighter Business Travel, Partially Offset by Lower Hotel Commissions

Reductions Driven by: Integration Synergies Workforce Reductions Cost Control Initiatives Efficiency Improvements Expense Controls Offset 66% of Gross Profit Decline (CHART) System Operations and SG&A $87.1 Managing Operating Expenses ($ in millions) $109.9 - 20.7%

Profitability Metrics (in millions) * Adjusted Operating Cash Flow Definition - see slide 24 Adjusted Operating Cash Flow* (CHART) $28.0 $31.9 - 12.2% (CHART) $137.8 $124.3 - 9.8% 8% Reduction Excluding Reserve Adjustment in Q4 '08

Operating Income Profitability Metrics (in millions) (CHART) $(5.1) $21.7 Five Fold Improvement Reduction in Depreciation & Amortization - $23.8 million 2008 includes a $11.2 Million Impairment Charge 2010: Expect $15-$18 Million Decrease in Depreciation and Amortization

$(10.2) $(48.4) + 79.0% Profitability Metrics (CHART) (in millions, except per share) Net Loss $26.8M Increase in Operating Income Interest Expense Reduced by $4.5M $9M Gain on Purchase of Debt Net Loss Per Common Share $0.59 vs $2.16 2010: Expect Interest Expense to Decrease by $5-$6 Million Significant Improvement

$64.4 Proactively Managed by: Fewer Room Installations Lower Per Room Investment Hotel Participation Increasing Lower Corporate Capital (CHART) - 66.9% Managing Capital Investments ($ in millions) $21.3

$15.5 $18.5 (CHART) +19.4% Increase in Free Cash Flow* ($ in millions) * Free Cash Flow Definition see slide 24 $25.4 $64.8 (CHART) +155.1% Excludes preferred stock dividend of $1.7 million in Q4 '09

Free Cash Flow Analysis* ($ in millions except per share) 12 month comparison Excludes preferred stock dividend of $1.7 million in Q4 '09 * Free Cash Flow Definition see slide 24

Reducing Leverage ($ in millions) Reduced Debt by $118.6 Million - $ 53.7 Million Payment from Preferred Stock Offering - $ 26.1 Million from Debt Purchases - $ 38.8 Million Payments from Free Cash Flow

Business Outlook Remain Focused on Free Cash Flow and Debt Reduction 2009 Showcased Abilities in Very Tough Economic Environment Continue to Manage Business within Leverage Covenants Balance Growth Opportunities and Free Cash Flow Performance Maintaining Conservative Operating Plan Pending Rebound System and Related Services Sales Impacted by Tight Hotel Capital Budgets Recovery in Guest Entertainment Impacted by Trends in Business Travel 2010 Bright Spots Business Model & Ops Changes: Reducing Our Capital Investment per Room HD Systems: Performing Well Despite Challenging Economic Environment

$51.9 $48.1 $25.4 2009: Free Cash Flow* Up by 155% (TTM $ in millions) $61.8 Trailing Twelve Months $64.8 2010: Plan to Manage Free Cash Flow in $60-$65 Million Range * Free Cash Flow Definition see slide 24

(CHART) $486.0 *Debt, Net of Cash 2009: Long-Term Debt* Reduced by 20% (in millions) $469.9 2010: Year End Debt Level Will Approach $400 Million $452.9

Excellent Progress in Lowering Investment per Room Gains From Technology Advances and Business Model Changes Technology Advances: "Riding the Technology Cost Curve" TV Companies "Embedding" LodgeNet Technology into HDTV Sets Business Model Changes: Hotels Purchasing In-Room and FTG Equipment (CHART) $398 $339 (CHART) $320 $241 $220-$270 $150-$200

HD System Revenue Performing Well HD Systems Now in 230,000 Rooms: 13% of Guest Entertainment Rooms Base Will Expand As Economy Recovers - Hotels Buy Televisions HD Rooms = 50% More Revenue 43% More Guest Entertainment 65% More Hotel Services (TV Programming) HD Room Revenue Up 5.3% (v. Q4'08) Guest Entertainment Up 8.0% Hotel Services Up 0.5% Compare: Average Room Down (3.4)% Solid Return on Capital Investment $175 to $235 Investment per Room Capital Returned within 18 to 24 Months (CHART) +50% Fourth Quarter 2009

(Annualized $ in millions) GE Revenue AOCF $37 $22 $74 100% Rebound 50% Rebound * Guest Entertainment Revenue Down 19% in 2009 vs. 2008 $44 Impact on Guest Entertainment* Significant Leverage With Economic Recovery (CHART)

Q1'10 Financial Guidance Assumes: 5% to 10% Reduction in Guest Entertainment Revenue vs. Q1 '09 $5-$7 Million Less Revenue from System Sales vs Q1 '09 Due to Tight Hotel Capital Budgets Maintaining Current Operating Cost Structure * Adjusted Operating Cash Flow Definition - see slide 24

* Bank AOCF = AOCF adjusted for severance payments Q1'10 Financial Guidance

Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Amortization of Purchased Intangibles Plus: Restructuring/Organization Charges and Integration Expenses Plus: Share-Based Compensation Plus: Impairment Charge Less: Insurance Proceeds Equals: Adjusted Operating Cash Flow Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow